CONFORMED COPY


                     FIRST AMENDMENT TO REVOLVING CREDIT AND
                               GUARANTY AGREEMENT

                     FIRST AMENDMENT, dated as of July 12, 2002 (the "First Amendment"), to the REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of February 5, 2002, among KASPER A.S.L., LTD., a Delaware corporation (the "Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, and certain of the direct or indirect subsidiaries of the Borrower signatory hereto (each a "Guarantor" and collectively, the "Guarantors"), each of which Guarantors referred to in this paragraph is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code (the cases of the Borrower and the Guarantors, each a "Case" and collectively, the "Cases"), JPMORGAN CHASE BANK, a New York banking corporation ("JPMorgan Chase"), each of the other financial institutions from time to time party hereto (together with JPMorgan Chase, the "Banks") and JPMORGAN CHASE BANK, as agent (in such capacity, the "Agent") for the Banks and The CIT Group/Commercial Services, Inc. ("CIT") as collateral monitor (in such capacity, the "Collateral Monitor"):

                              W I T N E S S E T H:

                     WHEREAS, the Borrower, the Guarantors, the Banks and the Agent are parties to that certain Revolving Credit and Guaranty Agreement, dated as of February 5, 2002 (as the same may be amended, modified or supplemented from time to time, the "Credit Agreement"); and

                     WHEREAS, the Borrower and the Guarantors have requested that from and after the Effective Date (as hereinafter defined) of this First Amendment, the Credit Agreement be amended subject to and upon the terms and conditions set forth herein.

                     NOW, THEREFORE, the parties hereto hereby agree as follows:

                     1. As used herein, all terms that are defined in the Credit Agreement (in effect immediately prior to the Effective Date of this First Amendment) shall have the same meanings herein.

                     2. The Credit Agreement is hereby amended by inserting each of the provisions which appear with computerized underscoring and by deleting each of the provisions which appear with computerized strike-through in the document annexed hereto as Exhibit A.

                     3. Annex A to the Credit Agreement is hereby replaced in its entirety by Annex A hereto.

                     4. The signature pages of the Credit Agreement are hereby amended to conform to the signature pages hereto.

                     5. This First Amendment shall not become effective (the "Effective Date") until (a) the later to occur of (i) the date on which this First Amendment shall have been executed by the Borrower, the Guarantors, the Banks and the Agent, and the Agent shall have received evidence satisfactory to it of such execution, and (ii) the date on which the Agent shall have received the Amendment Approval Order (as defined in Exhibit A); and (b) the Agent shall have received a fee for the benefit of each Bank in the amount of $100,000, which fee shall be paid pro rata to each Bank in accordance with each Bank's Tranche A Commitment plus Tranche B Commitment.

                     6. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

                     7. The Borrower agrees that its obligations set forth in
Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this First Amendment, including the reasonable fees and disbursements of special counsel to the Agent.

                     8. This First Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this First Amendment.

                     9. This First Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                     10. This First Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                       Signature Pages to First Amendment

                     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and the year first written.


                             BORROWER:

                             KASPER A.S.L., LTD.

                             By:   /s/ Joseph B. Parsons
                                   -------------------------------------------
                             Name: Joseph B. Parsons
                             Title: EVP, CFO & Treasurer


                             GUARANTORS:

                             A.S.L. RETAIL OUTLETS, INC.

                             By:   /s/ Joseph B. Parsons
                                   -------------------------------------------
                             Name: Joseph B. Parsons
                             Title: EVP & Treasurer


                             ASL/K LICENSING CORP.

                             By:   /s/ Joseph B. Parsons
                                   -------------------------------------------
                             Name: Joseph B. Parsons
                             Title: EVP & Treasurer


                             KASPER HOLDINGS INC.

                             By:   /s/ Joseph B. Parsons
                                   -------------------------------------------
                             Name: Joseph B. Parsons
                             Title: EVP & Treasurer


                             AKC ACQUISITION, LTD.

                             By:   /s/ Joseph B. Parsons
                                   -------------------------------------------
                             Name: Joseph B. Parsons
                             Title: EVP & Treasurer


                             LION LICENSING LTD.

                             By:   /s/ Lee S. Sporn
                                   -------------------------------------------
                             Name: Lee S. Sporn
                             Title: Vice President

                             JPMORGAN CHASE BANK,
                               Individually and as Agent

                             By:   /s/ Robert Kuhn
                                   -------------------------------------------
                             Name: Robert Kuhn
                             Title: Managing Director

















                       Signature Pages to First Amendment

                             THE CIT GROUP/COMMERCIAL SERVICES, INC.,
                               Individually and as Collateral Monitor

                             By:   /s/ Frank A. Grimaldi
                                   -------------------------------------------
                             Name: Frank A. Grimaldi
                             Title: Vice President













                       Signature Pages to First Amendment

                             LASALLE BANK, NATIONAL ASSOCIATION

                             By:   /s/ Margaret P. Heger
                                   -------------------------------------------
                             Name: Margaret P. Heger
                             Title: First Vice President
















                       Signature Pages to First Amendment

                             FLEET CAPITAL CORPORATION

                             By:   /s/ David Fiorito
                                   -------------------------------------------
                             Name: David Fiorito
                             Title: Senior Vice President



















                       Signature Pages to First Amendment

                             ISRAEL DISCOUNT BANK OF NEW YORK

                             By:   /s/ Howard Weinberg
                                   -----------------------------------
                             Name: Howard Weinberg
                             Title: Senior Vice President


                             By:   /s/ Tim McCurry
                                   -------------------------------------------
                             Name: Tim McCurry
                             Title: Assistant Vice President















                       Signature Pages to First Amendment

                             PNC BANK, NATIONAL ASSOCIATION

                             By:   /s/ Daniel J. Paull
                                   -------------------------------------------
                             Name: Daniel J. Paull
                             Title: Vice President















                       Signature Pages to First Amendment

                             GENERAL ELECTRIC CAPITAL CORPORATION

                             By:   /s/ Fridolf A. Hanson
                                   -------------------------------------------
                             Name: Fridolf A. Hanson
                             Title: Its Duly Authorized Signatory


















                       Signature Pages to First Amendment

                             BANK LEUMI USA

                             By:   /s/ Steven Farron
                                   -------------------------------------------
                             Name: Steven Farron
                             Title: Vice President

















                       Signature Pages to First Amendment

                             ALPINE ASSOCIATES, L.P.

                             By:   /s/ Kenneth S. Grossman
                                   -------------------------------------------
                             Name: Kenneth S. Grossman
                             Title: Managing Director

















                       Signature Pages to First Amendment

                                     ANNEX A
                                       to
                     REVOLVING CREDIT AND GUARANTY AGREEMENT

                          Dated as of February 5, 2002
                        (as amended as of July 12, 2002)


                                      TRANCHE A COMMITMENT      TRANCHE A COMMITMENT    TRANCHE B COMMITMENT   TRANCHE B COMMITMENT
                BANK                        AMOUNT                   PERCENTAGE                AMOUNT               PERCENTAGE
                ----                        ------                   ----------                ------               ----------
JPMorgan Chase Bank                       $5,635,595.00               16.10170%          $13,599,797.72              14.84375%

The CIT Group/Commercial Services,        $5,635,595.00               16.10170%          $13,599,797.72              14.84375%
Inc.

LaSalle Bank, National Association        $3,559,325.00               10.16950%           $8,589,345.93               9.37500%

Alpine Associates, L.P.                        --                         --              $7,157,788.28               7.81250%

Fleet Capital Corporation                 $9,491,510.00               27.11860%          $22,904,922.49              25.00000%

Israel Discount Bank of New York          $2,372,895.00                6.77970%           $5,726,230.62               6.25000%

PNC Bank, National Association            $3,559,325.00               10.16950%           $8,589,345.93               9.37500%

General Electric Capital Corporation      $3,559,325.00               10.16950%           $8,589,345.93               9.37500%

Bank Leumi USA                            $1,186,430.00                3.38980%           $2,863,115.31               3.12500%

               Total                        $35,000,000               100.0000%          $91,619,689.93               100.000%

                                     ==================                              ==================


                                                                     EXHIBIT A

                          [BLACKLINE OF DIP AGREEMENT]